EXHIBIT 99

April 30, 1999


Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549


Gentlemen:

We have read and agree with the comments in Item 4 of Form 8-K of SC&T International, Inc. (commission file no. 0-27382) dated April 30, 1999.


Evers & Company, LTD
1440 East Missouri, Suite 175
Phoenix, AZ 85014